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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 28, 2008

ARDENT MINES LIMITED
(Exact name of registrant as specified in its charter)

NEVADA	000-50994	88-0471870
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

110 Jardine Drive, Suite 13
Concord, Ontario
Canada L4K 2T7
(Address of principal executive offices and Zip Code)

(905) 761-1096
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

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ITEM 5.01      CHANGES IN CONTROL OF REGISTRANT

     On March 28, 2008, Taras Chebountchak, our sole officer and director, sold all of his shares of common stock, consisting of 5,000,000 shares of common stock constituting 35.04% of our total outstanding shares of common stock. The shares were sold to eight persons in consideration of $10,000.00. Each of the eight persons purchased 625,000 shares of Mr. Chebountchak’s common stock. and after the transaction was concluded owned 4.38% of our total outstanding shares. At the time of the transaction, there were 14,257,650 shares of our common stock outstanding. Each person/entity paid $1,250.00. The source of the funds was the personal cash of each investor. After the transaction was completed, Mr. Chebountchak owned no shares of our common stock

     There are no arrangements or understandings among Mr. Chebountchak and the above referenced purchasers or their associates with respect to the election of directors and other matters.

     Further, we have not changed our business and continue to be a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934 engaged in mineral exploration. Accordingly, we are incorporating by reference our Form 10-KSB for the period ending June 30, 2007, our Form 10-QSB for the period ending September 30, 2007, and our Form 10-Q for the period ending December 31, 2007.

     There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control.

     After the completion of the foregoing transaction, the following table reflects the beneficial shareholdings of persons or entities holding five percent or more of our common stock, each director individually, each named executive officer and all of our directors and officers as a group. Each person has sole voting and investment power with respect to the shares of common stock shown, and all ownership is of record and beneficial.

Name and Address	Number of	Percentage of
Beneficial Ownership	Shares	Ownership
Taras Chebountchak	0	0.00%
47 Lurgan Drive
North York, Ontario
Canada M2R 1K7

All Officers and Directors as a Group	0	0.00%
(1 Person)

Corporate Resource Group, Inc.	993,200	6.97%
124A 1030 Denman Street
Vancouver, British Columbia
Canada V6G 2M6

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 3rd day of April 2008.

ARDENT MINES LIMITED

BY:	TARAS CHEBOUNTCHAK
Taras Chebountchak
President, Principal Executive Officer, Principal
Accounting Officer, Principal Financial Officer,
Secretary/Treasurer, and sole member of the
Board of Directors.